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                                                                    EXHIBIT 23.1


Consent of BDO Seidman, LLP




                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (File No. 333-23123) of our report dated December 27, 1999, relating to the consolidated financial statements and schedule of Multimedia Games, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended September 30, 1999.



BDO SEIDMAN, LLP



Houston, Texas
November 30, 2000